Exhibit 10(b)



                                                         [Adopted March 8, 1993]
                                                      [Amended December 1, 1997]


                AMENDED AND RESTATED DEFERRED COMPENSATION PLAN
                 FOR DIRECTORS FOR BANKAMERICA CORPORATION AND
                 BANK OF AMERICA TRUST AND SAVINGS ASSOCIATION

l.   Purpose of Plan
     ---------------

     The purpose of the BankAmerica Corporation Deferred Compensation Plan for Directors (the "Plan") is to provide those directors and advisory directors of BankAmerica Corporation ("BAC" or "Company") who are not employees of the Company, or of any of its subsidiaries ("Eligible Directors") with a plan in compliance with applicable federal tax rules whereby one or more Eligible Directors may elect to defer receipt of such compensation, in an unfunded account in the form of cash or of restricted stock units, for such period of years, not exceeding fifteen years, with distributions commencing after the Eligible Director ceases being a director or retires from his or her principal occupation, as the Eligible Director may elect.

2.   Election to Participate in Plan
     -------------------------------

     (a) On or before April 1, 1993, with respect to initial elections under the Plan, or prior to the beginning of any calendar year, or, in the case of newly elected Directors, within 90 days of such election, each Eligible Director may elect to participate in the Plan by directing that all or any part of the compensation which would otherwise have been payable currently for services as a Director (including fees payable for services as a member of a committee of the Board) during such calendar year, or, in the case of initial elections or for newly elected Directors, during the remainder of such calendar year, shall be credited to a deferred compensation account subject to the terms of the Plan; provided, however, that no election shall apply to any compensation earned on or
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-------
before the date on which the election becomes irrevocable, as provided in
Section 2(b).

     (b) Such an election to participate in the Plan shall be in the form of a document, substantially in the form of Attachment A, executed by the Eligible Director and filed with the Secretary of the Company. An election related to fees otherwise payable currently in any calendar year shall become irrevocable on the last day prior to the beginning of such calendar year, or, in the case of initial elections under the Plan, on April 1, 1993, or in the case of new Directors, on the 90th day after becoming a Director. An election shall continue until an Eligible Director ceases to be a Director or until he or she terminates or modifies such election by written notice; provided, however, that
                                                        --------  -------
only one such termination or modification shall be permitted during any calendar year. Any such termination or modification shall become effective as of the end of the calendar year in which such notice is given with respect to all fees otherwise payable in subsequent calendar years. An Eligible Director who has filed a termination of election with respect to any calendar year may thereafter again file an election to participate for any calendar year or years subsequent to such calendar year.

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     (c) An Eligible Director's deferred compensation account automatically shall be credited with that part of the Eligible Director's compensation for any calendar year (including fees for services as a member of the Board), which the Board has directed to be credited under this Plan. Such compensation shall be credited at the time that the related compensation is or would otherwise have been paid currently.

3.   Deferred Compensation Accounts
     ------------------------------

     (a) General. At the time of election to participate in the Plan under
         -------
Section 2(a) above, an Eligible Director shall also designate the percentage of such deferred amounts to be credited to the portion of the Eligible Director's deferred account which is maintained in the form of restricted stock units ("BAC Shares Account") and the percentage to be credited to the portion of such Eligible Director's deferred account which is maintained in the form of cash ("Cash Account"). All deferred amounts credited under Section 2(c) above shall be credited to the Eligible Director's BAC Shares Account.

     (b) BAC Shares Account. Deferred amounts credited to the Eligible
         ------------------
Director's BAC Shares Account on the date the related compensation is or would be otherwise be paid shall be converted to a number of restricted stock units, determined by dividing the amount of such compensation by the Fair Market Value (as defined below) of BAC Common Stock. The Eligible Director's BAC Shares Account shall also be credited on each dividend payment date for BAC Common Stock with an amount equivalent to the dividend payment on the number of shares of BAC Common Stock equal to the number of restricted stock units in the Eligible Director's BAC Shares Account on the record date for such dividend. Such amount shall then be converted to a number of additional restricted stock units determined by dividing such amount by the Fair Market Value of BAC Common Stock. The Fair Market Value of BAC Common Stock related to any compensation or dividend payment date shall mean the average of the high and low sales prices of a share of BAC Common Stock as reflected in the report of consolidated trading of New York Stock Exchange listed securities for that day (or, if no shares were publicly traded on that day, the immediately preceding day that shares were so traded) published in The Wall Street Journal or in any other publication selected by the Executive Personnel and Compensation Committee of the BAC Board of Directors ("Committee"); provided, however, that if shares of BAC Common Stock shall not have been publicly traded for more than ten days immediately preceding such date, then the fair market value of a share of BAC Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

          In the event of any change in outstanding shares of BAC Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the number of restricted stock units then credited to Eligible Directors' BAC Shares Accounts. Any and all such adjustments shall be conclusive and binding upon all parties concerned.

          The maximum number of restricted stock units that may be maintained in the BAC Shares Accounts of all Eligible Directors may not exceed two million. This number is subject to adjustment to take into consideration such changes in the number of outstanding shares of BAC Common Stock as are described in the immediately preceding paragraph.

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     (c) Cash Account.  Deferred amounts credited to the Eligible Director's
         ------------
Cash Account shall bear interest from the date the related compensation is or would otherwise be paid. The interest credited to the Cash Account will be compounded quarterly at the end of each calendar quarter. For all amounts whenever credited, the rate of interest credited thereon shall be equal to the rate determined from time to time by the Committee.

4.   Distribution
     ------------

     (a) (i) At the time of election to participate in the Plan, an Eligible Director shall also make an election with respect to the distribution (during the Eligible Director's lifetime or in the event of the Eligible Director's death) of amounts deferred under the Plan plus accumulated earnings. Such an election shall be contained in the document referred to in Section 2(b), executed by the Eligible Director and filed with the Secretary of the Company. Such an election related to fees for any calendar year shall become effective as of the beginning of such calendar year, or with respect to newly elected Directors, on the 90/th/ day after becoming a Director.

          (ii) An Eligible Director may elect to have all amounts accumulated under the Plan be subject to a single distribution election. Such an election shall be made on the form designated for that purpose by the Secretary of the Company, executed by the Eligible Director and filed with the Secretary of the Company. The distribution election shall become effective on the one year anniversary of the date the distribution form is filed with the Secretary of the Company, provided the Eligible Director has remained a Director of the Company continuously until that date. No distribution election submitted under this paragraph may shorten the period of time during which payments would have been made or accelerate the date upon which payment would have commencement in the absence of such election.

     (b) An Eligible Director may elect to receive amounts credited to his or her account in one payment or in some other number of approximately equal annual installments (not exceeding fifteen). The election shall direct that the first installment (or the single payment if the Eligible Director has so elected) be paid on the first day of the calendar year immediately following either (1) the year in which the Eligible Director ceases to be a Director of the Company, or
(2) the later of the year in which the Eligible Director ceases to be a Director of the Company or the year in which the Eligible Director has retired from his or her principal occupation. BAC may rely upon the certification of an Eligible Director that such Eligible Director has retired from his or her principal occupation, but reserves the right, but not the obligation, to postpone the commencement of payment of deferred amounts in such cases upon the advice of its tax counsel that such retirement has not effectively occurred. Each distribution shall be made pro-rata from amounts credited to the Eligible Director's Cash Account and amounts credited to the Eligible Director's BAC Shares Account on the applicable payment date.

     (c) All distributions shall be in cash. For this purpose, the value of restricted stock units distributed on any payment date shall be determined by multiplying the number of such restricted stock units by the Fair Market Value of BAC Common Stock as of the business day immediately preceding the payment date.

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     (d) An Eligible Director may elect that, in the event the Eligible Director should die before full payment of the amounts credited to the Eligible
Director's deferred account, the balance of the deferred account shall be distributed in one payment or in some other number of approximately equal installments (not exceeding ten) to the beneficiary or beneficiaries designated by the Eligible Director in the form of a document substantially in the form of Attachment B, executed by the Eligible Director and filed with the Secretary of the Company, or if no such designation has been made, to the estate of the Eligible Director. The first such installment (or the single payment, if the Eligible Director has so elected) shall be paid on the first business day of the calendar year following the year of death.

     (e) Installments subsequent to the first installment to the Eligible Director, or to a beneficiary of the Eligible Director's estate, shall be paid on the first business day of each succeeding calendar year until the entire amount credited to the Eligible Director's deferred account shall have been paid. Deferred amounts held pending distribution shall continue to be credited with earnings determined in accordance with Section 3.

5.   Miscellaneous
     --------------

     (a) The right of an Eligible Director to any deferred fees and/or earnings thereon shall not be subject to assignment by the Eligible Director.

     (b) All deferred amounts shall be held in the general funds of the Company. The Company shall not be required to reserve, or otherwise set aside, funds for payment of its obligations hereunder. The Plan shall not be construed to give any Eligible Director or beneficiary or any other person a security interest in deferred amounts held by the Company hereunder, nor shall the Plan be construed to create any trust or fiduciary arrangement with respect to such deferred amounts.

     (c) The Plan amends, restates and supersedes the BankAmerica Corporation Deferred Compensation Plan for Directors, as amended through March 2, 1992. The Plan may be amended from time to time by resolution of the Board of Directors of BAC, but no such amendment shall (1) permit amounts previously accumulated under the Plan by an Eligible Director to be paid earlier or within a shorter period of time than the payments would have been made otherwise or (2) permit any amounts to be paid otherwise than in cash.

     (d) The Plan will continue in effect until terminated by resolution of the Board of Directors of BAC, but in the event of such termination, the amounts accumulated pursuant to the Plan prior to termination will continue to be subject to the provisions of the Plan as if the Plan had not been terminated.

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                                                                    ATTACHMENT A

                            DEFERRAL ELECTION LETTER
                            ------------------------

To:    BankAmerica Corporation
       San Francisco, California

I elect to participate in the BankAmerica Corporation Deferred Compensation Plan for Directors (the "Plan"), the terms and conditions of which are attached to this letter, and I agree to be bound by the terms and conditions of the Plan.

I elect to DEFER receipt of: [check one or more; fill in percentage(s) for each category checked]

______  Board Retainer Fees       _________ % Cash     _______ % Restricted Stock Units


______  Committee Retainer Fees   _________ % Cash     _______ % Restricted Stock Units


______  Board Meeting Fees        _________ % Cash     ________ % Restricted Stock Units


______  Committee Meeting Fees    _________ % Cash     ________ % Restricted Stock Units

to which I otherwise may be entitled for the balance of the calendar year commencing _______________, and for any succeeding taxable years until I terminate or amend my participation in the Plan. I acknowledge that this election shall not apply to any compensation earned on or before the date on which this election becomes irrevocable, as provided in Section 2(b) of the Plan.

I direct that such fees be paid as follows: [check one]


___________ Single payment, or

___________  Annual installments for  ______________ years.   [enter number of
years; maximum of fifteen]

Commencing with: [check one]

____________  the lst business day of the calendar year after I cease being a director of BankAmerica Corporation.

____________  the lst business day of the calendar year immediately following the year in which I cease being a director of BankAmerica Corporation or the lst day of the calendar year following the calendar year in which I retire from my principal occupation, whichever shall last occur.


I understand that the Plan is unfunded.

Dated: _______________________________


--------------------------------------         -------------------------------
      (Director Printed Name)                       (Director Signature)

Receipt Acknowledged
BankAmerica Corporation


By: ___________________________________   Date:________________________
           Secretary

                                                                    ATTACHMENT B

                           DESIGNATION OF BENEFICIARY

TO:  BankAmerica Corporation
    San Francisco, California

   Pursuant to Section 4(d) of the BankAmerica Corporation Deferred Compensation Plan for Directors (the "Plan"), I hereby designate the following person(s) as Beneficiary(ies) to receive my balance in the Plan in the event of my death:

1.   Name:
----------------------------------                                           __________ % of balance

     Address:
-----------------------------------------------------------------------------------------------------
               Street                            City                    State       Zip Code


2.   Name:
----------------------------------                                            __________ % of balance

     Address:
-----------------------------------------------------------------------------------------------------
               Street                           City                    State       Zip Code


3.   Name:
----------------------------------                                            __________ % of balance

     Address:
-----------------------------------------------------------------------------------------------------
               Street                           City                    State       Zip Code


4.   Name:
----------------------------------                                            __________ % of balance

     Address:
-----------------------------------------------------------------------------------------------------
               Street                           City                    State       Zip Code

Upon my death, my balance in the Plan shall be distributed to the beneficiary or beneficiaries designated above as follows: [check one]

   ___________ Single payment, or

   ___________  Annual installments for  ______________ years   [enter number of
   years; maximum of ten]

commencing on the first business day of the calendar year following the year of my death.

   I reserve the right to revoke or change this Beneficiary Designation. I understand that such change or revocation must be tendered in writing on a Designation of Beneficiary form for this Plan. All prior designations, if any, of Beneficiaries with respect to this Plan are hereby revoked.

Dated: ________________________

-----------------------------------------        ------------------------------
     (Director Printed Name)                           (Director Signature)


Receipt Acknowledged
BankAmerica Corporation


By: ___________________________________   Date:________________________
            Secretary